UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On March 11, 2014, the Audit Committee of the Board of Directors (the “Audit Committee”) of MSCI Inc. (“MSCI” or the “Company”) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Audit Committee made its determination after completing a process that it undertook to consider the selection of an independent registered public accounting firm for MSCI’s fiscal year 2014 audit. The Company conducted a competitive bidding process that included several major public accounting firms, including Deloitte & Touche LLP (“Deloitte”), the Company’s former independent registered public accounting firm. In connection with its selection of PwC, the Audit Committee approved the dismissal of Deloitte.

The reports of Deloitte on the Company’s financial statements for each of the two fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the fiscal years ended December 31, 2012 and 2013, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period through March 12, 2014.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) indicating whether or not Deloitte agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of Deloitte’s letter, dated March 14, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) As described above, on March 11, 2014, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

During our fiscal years ended December 31, 2012 and 2013 and the subsequent interim period through March 12, 2014, neither the Company nor anyone on its behalf has consulted with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

We provided PwC with a copy of this Current Report on Form 8-K and the opportunity to provide a letter addressed to the SEC containing any new information, clarification of expression of our views, or the respects in which it does not agree with the statements made herein. PwC has advised us that it has reviewed the disclosures in this report and has no basis upon which to submit such a letter addressed to the SEC.

The shareholders of MSCI entitled to vote at its annual meeting of shareholders to be held on April 30, 2014 will be asked to ratify the selection of PwC as the Company’s independent registered public accounting firm for fiscal year 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated March 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

By:	/s/ Robert Qutub
Name:	Robert Qutub
Title:	Chief Financial Officer

Date: March 14, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated March 14, 2014.